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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K
                                 CURRENT REPORT

              Pursuant  to  Section  13 or  15(d)  of  the  Securities
               Exchange  Act of 1934 Date of Report (Date of Earliest
                         Event Reported) September 23, 1999
                                         ------------------

                               SGV BANCORP, INC.
                               -----------------
              (Exact Name of Registrant as Specified in Its Charter)

       Delaware                         0-25664                93-4524789
       --------                         -------                ----------
(State or other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or Organization)       File Number)          Identification No.)

            225 North Barranca Street, West Covina, California 91791
            --------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                  (626) 859-4200
                                  --------------
              (Registrant's Telephone Number, including Area Code)

                                     Not Applicable
                                     --------------
           (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

       On September 23, 1999, SGV Bancorp, Inc. announced in a press release that its wholly owned subsidiary, First Federal Savings and Loan Association of San Gabriel Valley, had completed its acquisition of two branches of Citibank, California, a federal savings bank. The combined deposits of the two branches acquired totaled approximately $37 million, representing approximately 8% of the total assets of SGV Bancorp, Inc.

       The press release issued by SGV Bancorp, Inc. with respect to the acquisition is filed herewith as Exhibit 99.1.


ITEM 7(C).  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

     Exhibit 99.1     Press Release issued by SGV Bancorp, Inc. on September 23,
                      1999.





















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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SGV BANCORP, INC.



Dated:  September 23, 1999                      By: /s/ Barrett Andersen
                                                    ----------------------
                                                    Barrett Andersen, President
                                                    and Chief Executive Officer










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